Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

17. Income Taxes

The components of income before income taxes are as follows:

	Years ended December 31,
	2024	2023	2022
Income before income taxes:
Domestic (Ireland)	$197	$173	$235
Foreign (U.S.)	(111)	(17)	(22)
Foreign (Other)	474	982	1,213
Total income before income taxes	$560	$1,138	$1,426

Income tax expense consists of the following components:
Current tax expense (net of investment tax credits of $8, $10 and $16)
Domestic (Ireland)	$64	$44	$33
Foreign (U.S., Federal & State)	66	4	1
Foreign (Other)	248	292	316
Total current tax expense	$378	$340	$350

Deferred tax expense (benefit):
Domestic (Ireland)	$19	$2	$—
Foreign (U.S., Federal & State)	(123)	1	1
Foreign (Other)	(33)	(31)	40
Total deferred tax (benefit) expense	(137)	(28)	41
Total income tax expense	$241	$312	$391

The differences between income tax expense and the amount computed by applying the Republic of Ireland statutory trading income tax rate of 12.5% (the primary rate of our country of domicile) to income before income taxes are as follows:

	Years ended December 31,
	2024	2023	2022
Income before income taxes	$560	$1,138	$1,426

Income before income taxes multiplied by the statutory income tax rate	70	142	178
Effects of:
Income subject to different rates of tax	104	171	197
Change related to outside basis difference in foreign subsidiaries	9	8	17
Change in valuation allowance	14	(1)	32
Uncertain tax positions	10	12	10
U.S. state and local taxes	(10)	—	—
Ireland non-deductible interest	12	11	4
Non-deductible U.S. executive compensation	12	—	—
Non-deductible transaction costs	21	11	—
Other items	(1)	(42)	(47)
Income tax expense	$241	$312	$391

17. Income Taxes (Continued)

The tax effects of temporary differences and carryforwards that give rise to deferred tax assets and liabilities consist of the following:

	December 31,
	2024	2023
Deferred tax assets:
Pension liabilities and other postretirement benefits	$45	$78
Carryforwards	570	126
Lease liabilities	196	50
Accrued expenses	341	97
Stock-based compensation	33	5
Other	144	66
Total	$1,329	$422
Deferred tax liabilities:
Property, plant and equipment	(3,338)	(313)
Investments in subsidiaries	(179)	(126)
Prepaid pension asset	(124)	—
Intangibles	(183)	(5)
Inventory reserves	(203)	—
Other non-current assets	(91)	—
Other	(114)	(51)
Total	$(4,232)	$(495)
Valuation allowances	(372)	(67)
Net deferred tax liability	$(3,275)	$(140)

At December 31, 2024, we had net operating loss carryforwards of approximately $2,214 million. Of these net operating losses, $1,655 million expire between 2025 and 2044 and $559 million of losses carryforward indefinitely. At December 31, 2024, we also had other carryforwards of $113 million of tax credit carryforwards, the majority of which expire within 5 to 10 years.

The following table represents a summary of the change in the valuation allowances against deferred tax assets for each year:

	2024	2023	2022
Balance at the beginning of the fiscal year	$67	$68	$60
Increases through continuing operations	21	9	38
Reductions through continuing operations	(7)	(10)	(6)
Net change in the valuation allowance through continuing operations	14	(1)	32
Reclassifications related to the disposal of Russian operations	—	—	(24)
Valuation allowances assumed as part of the Combination	291	—	—
Net change in the valuation allowance	305	(1)	8
Balance at the end of the fiscal year	$372	$67	$68

17. Income Taxes (Continued)

We consider a portion of earnings from certain foreign subsidiaries as subject to repatriation and have recognized deferred taxes accordingly. However, we consider that all other outside basis differences from all other foreign subsidiaries to be indefinitely reinvested. Accordingly, we have not provided for any deferred taxes for amounts that would be due upon recovery of those investments.

As of December 31, 2024, we estimate our unremitted earnings of foreign subsidiaries that are considered indefinitely reinvested to be approximately $1,663 million. In the event of a distribution in the form of dividends or dispositions of the subsidiaries, we may be subject to incremental foreign tax, subject to an adjustment for foreign tax credits, withholding taxes or income taxes payable to the foreign jurisdictions. As of December 31, 2024, the determination of the amount of unrecognized deferred tax liability related to investments in foreign subsidiaries that are indefinitely reinvested is not practicable.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years presented is as follows:

	2024	2023	2022
Balance at the beginning of the fiscal year	$50	$40	$23
Additions for tax positions taken in current year	11	12	25
Unrecognized tax benefits acquired as part of the Combination	427	—	—
Additions for tax positions taken in prior years	1	—	—
Reductions for tax positions taken in prior years	—	(1)	(2)
Reductions due to settlements	(8)	—	(1)
Currency translation adjustments	(6)	—	—
Reductions as a result of a lapse of the applicable statute of limitations	(3)	(1)	(5)
Balance at the end of the fiscal year	$472	$50	$40

As of December 31, 2024 and 2023, the total amount of unrecognized tax benefits was approximately $472 million and $50 million, respectively, exclusive of interest and penalties. Of these balances, as of December 31, 2024 and 2023, if all unrecognized tax benefits recorded were to prevail, approximately $429 million and $46 million, respectively, would benefit the effective tax rate.

We recognized interest accrued related to income taxes in income tax expense amounting to $8 million and $1 million in the years ended December 31, 2024 and 2023, respectively; no penalties were recorded during the period. As of December 31, 2024, and 2023, we have liabilities of $127 million and $2 million, respectively, related to estimated interest and penalties for income taxes.

As of December 31, 2024, $72 million of unrecognized tax benefits are expected to be resolved within the next 12 months.

See “Note 21. Commitments and Contingencies — Brazil Tax Liability” for additional information.

We file tax returns in Ireland and foreign jurisdictions. With limited exceptions, we are no longer subject to income tax examinations by tax authorities for years prior to 2016.

During the years ended December 31, 2024, 2023 and 2022, cash paid for income taxes, net of refunds, was $383 million, $439 million and $338 million, respectively.